HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-5795 - PremierSolutions Standard (Series A)

Supplement dated July 5, 2012 to your Prospectus

1.  FUND CLOSURE

SSgA DYNAMIC SMALL CAP FUND – CLASS R

Effective immediately, the SSgA Dynamic Small Cap Fund Sub-Account is closed to new and subsequent Contributions and transfers of Participant Account values.

2.  SHARE CLASS CHANGE

SSgA DYNAMIC SMALL CAP FUND – CLASS R

Effective on or about July 31, 2012, SSgA Dynamic Small Cap Fund – Class R share class will convert to SSgA Dynamic Small Cap Fund – Institutional Class shares.

As a result of the change, all references to the old SSgA Dynamic Small Cap Fund - Class R share class in your Prospectus are deleted and replaced with the new SSgA Dynamic Small Cap Fund – Institutional Class shares.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.